 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23874

Institutional Investment Strategy Fund
(Exact name of registrant as specified in charter)

c/o Buena Capital Advisors, LLC
2261 Market Street #5190
San Francisco, CA 94114
(Address of principal executive offices)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 535-7096

Date of fiscal year end: March 31
Date of reporting period: April 1, 2024 - March 31, 2025

Explanatory Note: The registrant is filing this amendment to its filing on Form N-CSR for the year ended March 31, 2025, which was originally filed with the Securities and Exchange Commission on June 2, 2025 (Accession Number 0001976685-25-000019) and amended on August 6, 2026 (Accession Number 0001976685-26-000024), to include certifications pursuant to the Sarbanes-Oxley Act of 2002.

Item 1. Reports to Stockholders.
(a)
2

Annual Report
March 31, 2025

Letter To Shareholders (Unaudited)

Dear Shareholder,

Buena Capital Advisors, LLC is pleased to provide the annual report for the Institutional Investment Strategy Fund.

The Institutional Investment Strategy Fund (the “Fund”) was launched in March of 2024 to provide investors with access to an endowment-style portfolio, comprised of institutional quality public and private market investments. This past year was the first full year of the Fund’s operations.

For the fiscal year ended March 31, 2025, the Fund’s Founder Class shares (XIVYX) delivered a net return of 7.67%. Since inception (March 5, 2024), the Fund has achieved a cumulative net return of 9.93%. The Fund’s net asset value increased from $10.21 to $10.82 during the year, supported by gains across public and private investments. The Fund also distributed $0.17 per share, representing primarily income, over the period.

Portfolio Update
As of March 31, 2025, the portfolio reflected the Fund’s multi-asset class strategy with a composition of 39.8% public equities, 20.8% private equity, 9.1% private credit, 6.0% real estate, 4.6% opportunistic credit, 2.6% infrastructure, and 17.2% in cash and fixed income securities.

During the year, we expanded the Fund’s exposure to institutional private market managers, adding six new relationships across private equity, private credit, opportunistic credit, real estate, and infrastructure. These additions are aligned with our goal of bringing an institutional portfolio to individual investors and delivering access to private and alternative asset managers with deep domain expertise and strong long-term track records. A complete listing of the Fund’s investments at March 31, 2025 can be found in the Schedule of Investments.

Market Commentary & Outlook
The first part of the Fund’s fiscal year was marked primarily by rising U.S. equity markets alongside broad risk-on market sentiment. The Fund’s public and private equity investments delivered strong performance during this period; however, the portfolio’s private credit, fixed income, and cash allocations weighed on relative performance.

Over the latter months of the fiscal year, shifting global trade policies, central bank uncertainty, and fiscal tightening introduced significant market volatility. Growth slowed modestly as business investment and consumer confidence softened under policy unpredictability and persistent inflation expectations. Against this backdrop, the portfolio’s private market strategies, particularly asset-backed lending, real estate, and infrastructure, generated consistent income and positive performance. The portfolio’s private equity investments also outperformed relative to public market indices.

Looking forward, we anticipate ongoing policy swings and geopolitical tensions will result in continued elevated volatility across public equity and fixed income markets. These conditions underscore the importance of asset class diversification and manager selection. The Fund remains well-positioned with a multi-asset class portfolio and ample liquidity to navigate uncertainty and pursue compelling opportunities. We are committed to a long-term orientation, the pursuit of attractive risk-adjusted returns, and maintaining a resilient portfolio.

On behalf of the Buena Capital Advisors team, we thank you for your interest and investment in the Fund. We will continue to evaluate additional private market opportunities over the coming year, and we are excited and honored to be making investments on your behalf.

Sincerely,

Wendy Li
Chief Investment Officer
Buena Capital Advisors, LLC
The views expressed in this letter are exclusively those of the Fund’s investment adviser, Buena Capital Advisors, LLC as of March 31, 2025. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. These views are intended to assist in understanding the Fund’s investment methodology. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable but is not guaranteed by the Fund as to its accuracy or completeness. The performance data quoted here represents past performance.  Past performance is not indicative of future results.  Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Fund’s investment objective will be achieved.  Please read the Fund’s Prospectus carefully before investing.  The Fund may not be suitable for all investors.

Fund Performance (Unaudited)

*The fund commenced operations on March 5, 2024. The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Endowment-Style Index, S&P 500 Index, and MSCI ACWI Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Fund does not seek to achieve performance that is comparative to an index.

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2025

	One Year	Since Inception (annualized) (03/05/24)
Founder Class (Formerly Class I) NAV	7.67%	9.24%
Endowment-Style Index*	6.52%	8.30%
MSCI ACWI Index*	7.15%	9.76%
S&P 500 Index** (Prior benchmark†)	8.25%	11.26%

Since Inception (non-annualized) (12/18/24)
Investor Class NAV	(0.16%)
Endowment-Style Index*	(0.43%)
MSCI ACWI Index*	(1.77%)

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sales of Fund shares is not reflected in the total returns.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

† The Fund has changed its primary benchmark from the S&P 500 Index to the MSCI ACWI Index to better reflect its investment strategy, which may include investments in foreign and domestic equities, both public and private.

* The Endowment-Style Index is comprised of 70% MSCI ACWI Index and 30% Bloomberg U.S. Aggregate Bond Index. The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fix-rated taxable bond market.

** The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

Schedule of Investments

	Shares	Value†
COMMON STOCKS - 39.6%
Technology - 11.4%
Apple, Inc.	1,006	223,463
Microsoft Corp.	497	186,569
NVIDIA Corp.	1,611	174,600
Broadcom, Inc.	307	51,401
Salesforce, Inc.	63	16,907
International Business Machines Corp.	64	15,914
Oracle Corp.	103	14,400
Accenture plc — Class A	40	12,482
Texas Instruments, Inc.	67	12,040
Adobe, Inc.*	31	11,889
Palantir Technologies, Inc. — Class A*	139	11,732
QUALCOMM, Inc.	74	11,367
Advanced Micro Devices, Inc.*	107	10,993
Intuit, Inc.	17	10,438
ServiceNow, Inc.*	12	9,554
Fiserv, Inc.*	40	8,833
Applied Materials, Inc.	52	7,546
Analog Devices, Inc.	35	7,059
Micron Technology, Inc.	74	6,430
Lam Research Corp.	84	6,107
Intel Corp.*	248	5,632
Synopsys, Inc.*	13	5,575
KLA Corp.	8	5,438
Autodesk, Inc.*	19	4,974
Crowdstrike Holdings, Inc. — Class A*	14	4,936
NXP Semiconductor N.V.	24	4,562
Fortinet, Inc.*	41	3,947
Cadence Design Systems, Inc.*	15	3,815
Electronic Arts, Inc.	26	3,757
Paychex, Inc.	24	3,703
Roper Technologies, Inc.	5	2,948
Fidelity National Information Services, Inc.	35	2,614
Cognizant Technology Solutions Corp. — Class A	34	2,601
Workday, Inc. — Class A*	10	2,335
MSCI, Inc. — Class A	4	2,262
ON Semiconductor Corp.*	48	1,953
Take-Two Interactive Software, Inc.*	9	1,865
Fair Isaac Corp.*	1	1,844
HP, Inc.	63	1,744
Gartner, Inc.*	4	1,679
ANSYS, Inc.*	5	1,583
PTC, Inc.*	10	1,549
Dell Technologies, Inc. — Class C	16	1,458
Broadridge Financial Solutions, Inc.	6	1,455
Zebra Technologies Corp. — Class A*	5	1,413
Microchip Technology, Inc.	29	1,404
Tyler Technologies, Inc.*	2	1,163
Monolithic Power Systems, Inc.	2	1,160
Western Digital Corp.*	28	1,132
Super Micro Computer, Inc.*	33	1,130
NetApp, Inc.	12	1,054
Hewlett Packard Enterprise Co.	67	1,034
Leidos Holdings, Inc.	7	945
Seagate Technology Holdings plc	11	934
Teradyne, Inc.	9	743
Akamai Technologies, Inc.*	9	724
Skyworks Solutions, Inc.	9	582
Dayforce, Inc.*	8	467
Paycom Software, Inc.	2	437
EPAM Systems, Inc.*	2	338
Total Technology		898,613
Consumer, Non-cyclical - 6.6%
Eli Lilly & Co.	53	43,773
UnitedHealth Group, Inc.	62	32,473
Johnson & Johnson	158	26,203
Procter & Gamble Co.	148	25,222
AbbVie, Inc.	115	24,095
Coca-Cola Co.	306	21,916
PepsiCo, Inc.	124	18,593
Philip Morris International, Inc.	102	16,191
Abbott Laboratories	114	15,122
Thermo Fisher Scientific, Inc.	29	14,430
Merck & Company, Inc.	159	14,272
Intuitive Surgical, Inc.*	26	12,877
Amgen, Inc.	36	11,216
Boston Scientific Corp.*	92	9,281
S&P Global, Inc.	18	9,146
Gilead Sciences, Inc.	81	9,076
Stryker Corp.	24	8,934
Automatic Data Processing, Inc.	29	8,860
Medtronic plc	95	8,537
Altria Group, Inc.	142	8,523
Pfizer, Inc.	314	7,957
Danaher Corp.	37	7,585
Bristol-Myers Squibb Co.	116	7,075
Vertex Pharmaceuticals, Inc.*	14	6,787
Elevance Health, Inc.	14	6,089
Mondelez International, Inc. — Class A	83	5,632
CVS Health Corp.	83	5,623
Cigna Group	17	5,593
McKesson Corp.	8	5,384
Colgate-Palmolive Co.	50	4,685
Zoetis, Inc.	28	4,610
PayPal Holdings, Inc.*	70	4,568
Cintas Corp.	19	3,905
Becton Dickinson & Co.	17	3,894
HCA Healthcare, Inc.	11	3,801
Kimberly-Clark Corp.	23	3,271
Moody's Corp.	7	3,260
Regeneron Pharmaceuticals, Inc.	5	3,171
Agilent Technologies, Inc.	25	2,924
Edwards Lifesciences Corp.*	40	2,899
Kellanova	35	2,887
General Mills, Inc.	47	2,810
Cencora, Inc. — Class A	10	2,781
Kenvue, Inc.	108	2,590
United Rentals, Inc.	4	2,507
Keurig Dr Pepper, Inc.	73	2,498
Sysco Corp.	33	2,476
Monster Beverage Corp.*	42	2,458
Corteva, Inc.	39	2,454
Kroger Co.	36	2,437
Verisk Analytics, Inc. — Class A	8	2,381
ResMed, Inc.	10	2,239
GE HealthCare Technologies, Inc.	27	2,179
IDEXX Laboratories, Inc.*	5	2,100
Quanta Services, Inc.	8	2,033
Cardinal Health, Inc.	14	1,929
Humana, Inc.	7	1,852
Constellation Brands, Inc. — Class A	10	1,835
Centene Corp.*	30	1,821
Kraft Heinz Co.	58	1,765
Equifax, Inc.	7	1,705
Zimmer Biomet Holdings, Inc.	15	1,698
IQVIA Holdings, Inc.*	9	1,587
Dexcom, Inc.*	23	1,570
Global Payments, Inc.	15	1,469
Hershey Co.	8	1,368
STERIS plc	6	1,360
McCormick & Company, Inc.	16	1,317
Archer-Daniels-Midland Co.	26	1,248
Quest Diagnostics, Inc.	7	1,184
Clorox Co.	8	1,178
Waters Corp.*	3	1,106
Biogen, Inc.*	8	1,095
Molina Healthcare, Inc.*	3	988
Labcorp Holdings, Inc.	4	931
Hologic, Inc.*	14	865
Rollins, Inc.	16	864
Cooper Companies, Inc.*	10	843
Insulet Corp.*	3	788
Charles River Laboratories International, Inc.*	5	753
Revvity, Inc.	7	741
Avery Dennison Corp.	4	712
West Pharmaceutical Services, Inc.	3	672
Align Technology, Inc.*	4	635
Bunge Global S.A.	8	611
Incyte Corp.*	10	606
Moderna, Inc.*	20	567
Universal Health Services, Inc. — Class B	3	564
Church & Dwight Company, Inc.	5	550
Henry Schein, Inc.*	8	548
Solventum Corp.*	7	532
Baxter International, Inc.	15	513
Molson Coors Beverage Co. — Class B	8	487
Lamb Weston Holdings, Inc.	8	426
Conagra Brands, Inc.	15	400
Bio-Techne Corp.	6	352
Corpay, Inc.*	1	349
Brown-Forman Corp. — Class B	10	339
DaVita, Inc.*	2	306
Total Consumer, Non-cyclical		517,312
Financial - 6.3%
Berkshire Hathaway, Inc. — Class B*	121	64,442
JPMorgan Chase & Co.	201	49,305
Visa, Inc. — Class A	119	41,705
Mastercard, Inc. — Class A	54	29,598
Bank of America Corp.	419	17,485
Wells Fargo & Co.	232	16,655
Goldman Sachs Group, Inc.	22	12,018
Morgan Stanley	102	11,900
American Express Co.	41	11,031
Progressive Corp.	37	10,471
Charles Schwab Corp.	124	9,707
Citigroup, Inc.	135	9,584
Marsh & McLennan Companies, Inc.	39	9,517
Chubb Ltd.	24	7,248
American Tower Corp. — Class A REIT	31	6,746
Blackrock, Inc.	7	6,625
Intercontinental Exchange, Inc.	38	6,555
Blackstone, Inc. — Class A	45	6,290
Prologis, Inc. REIT	56	6,260
Welltower, Inc. REIT	37	5,669
PNC Financial Services Group, Inc.	32	5,624
CME Group, Inc. — Class A	21	5,571
Arthur J Gallagher & Co.	16	5,524
Aon plc — Class A	13	5,188
MetLife, Inc.	63	5,058
Capital One Financial Corp.	27	4,841
Aflac, Inc.	42	4,670
Realty Income Corp. REIT	79	4,583
Simon Property Group, Inc. REIT	27	4,484
KKR & Company, Inc. — Class A	38	4,393
Travelers Companies, Inc.	16	4,231
U.S. Bancorp	100	4,222
Public Storage REIT	14	4,190
Crown Castle, Inc. REIT	40	4,169
Prudential Financial, Inc.	37	4,132
Bank of New York Mellon Corp.	48	4,026
American International Group, Inc.	42	3,652
AvalonBay Communities, Inc. REIT	17	3,649
Apollo Global Management, Inc.	25	3,424
Ventas, Inc. REIT	49	3,369
Truist Financial Corp.	81	3,333
Digital Realty Trust, Inc. REIT	23	3,296
CBRE Group, Inc. — Class A*	25	3,270
Equinix, Inc. REIT	4	3,261
Loews Corp.	35	3,217
Mid-America Apartment Communities, Inc. REIT	18	3,016
Allstate Corp.	14	2,899
VICI Properties, Inc. REIT	86	2,805
Hartford Insurance Group, Inc.	21	2,598
Ameriprise Financial, Inc.	5	2,421
Extra Space Storage, Inc. REIT	16	2,376
Discover Financial Services	13	2,219
CoStar Group, Inc.*	28	2,218
Arch Capital Group Ltd.	23	2,212
Nasdaq, Inc.	28	2,124
State Street Corp.	22	1,970
Alexandria Real Estate Equities, Inc. REIT	21	1,943
Brown & Brown, Inc.	14	1,742
Equity Residential REIT	24	1,718
Willis Towers Watson plc	5	1,690
M&T Bank Corp.	9	1,609
Fifth Third Bancorp	39	1,529
T. Rowe Price Group, Inc.	16	1,470
Citizens Financial Group, Inc.	34	1,393
Raymond James Financial, Inc.	10	1,389
Iron Mountain, Inc. REIT	15	1,291
Northern Trust Corp.	12	1,184
Cincinnati Financial Corp.	8	1,182
Principal Financial Group, Inc.	13	1,097
Synchrony Financial	20	1,059
Weyerhaeuser Co. REIT	25	732
W R Berkley Corp.	10	712
Assurant, Inc.	3	629
Camden Property Trust REIT	5	611
Kimco Realty Corp. REIT	15	319
Total Financial		494,345
Communications - 6.0%
Amazon.com, Inc.*	622	118,342
Meta Platforms, Inc. — Class A	143	82,420
Alphabet, Inc. — Class A	385	59,536
Alphabet, Inc. — Class C	313	48,900
Netflix, Inc.*	27	25,178
Cisco Systems, Inc.	300	18,513
Verizon Communications, Inc.	306	13,880
Walt Disney Co.	132	13,028
AT&T, Inc.	431	12,188
Uber Technologies, Inc.*	136	9,909
Booking Holdings, Inc.	2	9,214
Comcast Corp. — Class A	243	8,967
T-Mobile US, Inc.	32	8,535
Palo Alto Networks, Inc.*	43	7,338
Motorola Solutions, Inc.	11	4,816
Arista Networks, Inc.*	62	4,804
DoorDash, Inc. — Class A*	22	4,021
Airbnb, Inc. — Class A*	32	3,823
eBay, Inc.	40	2,709
Charter Communications, Inc. — Class A*	6	2,211
Corning, Inc.	42	1,923
Omnicom Group, Inc.	23	1,907
CDW Corp.	9	1,442
GoDaddy, Inc. — Class A*	8	1,441
F5, Inc.*	5	1,331
VeriSign, Inc.*	5	1,269
Fox Corp. — Class A	22	1,245
Expedia Group, Inc.	7	1,177
Warner Bros Discovery, Inc.*	90	966
Gen Digital, Inc.	30	796
Match Group, Inc.	16	499
Interpublic Group of Companies, Inc.	15	408
Fox Corp. — Class B	7	369
Juniper Networks, Inc.	10	362
Total Communications		473,467
Consumer, Cyclical - 3.3%
Tesla, Inc.*	186	48,204
Costco Wholesale Corp.	30	28,373
Walmart, Inc.	315	27,654
Home Depot, Inc.	68	24,921
McDonald's Corp.	45	14,057
TJX Companies, Inc.	88	10,718
Lowe's Companies, Inc.	33	7,697
Starbucks Corp.	75	7,357
NIKE, Inc. — Class B	78	4,951
Marriott International, Inc. — Class A	19	4,526
Chipotle Mexican Grill, Inc. — Class A*	89	4,469
O'Reilly Automotive, Inc.*	3	4,298
AutoZone, Inc.*	1	3,813
Target Corp.	33	3,444
PACCAR, Inc.	35	3,408
Copart, Inc.*	58	3,282
General Motors Co.	69	3,245
Hilton Worldwide Holdings, Inc.	14	3,186
Fastenal Co.	40	3,102
Royal Caribbean Cruises Ltd.	15	3,082
WW Grainger, Inc.	3	2,964
Ross Stores, Inc.	21	2,684
DR Horton, Inc.	21	2,670
Delta Air Lines, Inc.	56	2,442
Yum! Brands, Inc.	15	2,360
Lennar Corp. — Class A	18	2,066
Tapestry, Inc.	28	1,972
Live Nation Entertainment, Inc.*	15	1,959
Cummins, Inc.	6	1,880
Darden Restaurants, Inc.	9	1,870
Deckers Outdoor Corp.*	16	1,789
Lululemon Athletica, Inc.*	6	1,698
Genuine Parts Co.	14	1,668
Tractor Supply Co.	30	1,653
Ford Motor Co.	159	1,595
MGM Resorts International*	50	1,482
United Airlines Holdings, Inc.*	20	1,381
Carnival Corp.*	69	1,347
PulteGroup, Inc.	12	1,233
Aptiv plc*	20	1,190
Best Buy Company, Inc.	15	1,104
Ralph Lauren Corp. — Class A	5	1,104
Dollar General Corp.	11	967
Pool Corp.	3	955
Las Vegas Sands Corp.	23	888
Dollar Tree, Inc.*	11	826
Ulta Beauty, Inc.*	2	733
CarMax, Inc.*	8	623
Hasbro, Inc.	10	615
Domino's Pizza, Inc.	1	459
Wynn Resorts Ltd.	5	417
Caesars Entertainment, Inc.*	12	300
Total Consumer, Cyclical		260,681
Industrial - 2.9%
General Electric Co.	70	14,011
RTX Corp.	91	12,054
Union Pacific Corp.	45	10,631
Honeywell International, Inc.	50	10,588
Caterpillar, Inc.	32	10,554
Deere & Co.	19	8,918
Boeing Co.*	49	8,357
Eaton Corporation plc	28	7,611
3M Co.	44	6,462
Illinois Tool Works, Inc.	24	5,952
Lockheed Martin Corp.	13	5,807
United Parcel Service, Inc. — Class B	48	5,279
Amphenol Corp. — Class A	80	5,247
General Dynamics Corp.	19	5,179
Johnson Controls International plc	64	5,127
GE Vernova, Inc.	16	4,884
Emerson Electric Co.	44	4,824
Carrier Global Corp.	74	4,691
Waste Management, Inc.	20	4,630
FedEx Corp.	18	4,388
Parker-Hannifin Corp.	7	4,255
TransDigm Group, Inc.	3	4,150
Trane Technologies plc	12	4,043
Howmet Aerospace, Inc.	28	3,632
Northrop Grumman Corp.	7	3,584
Norfolk Southern Corp.	15	3,553
Old Dominion Freight Line, Inc.	21	3,474
CSX Corp.	111	3,267
TE Connectivity plc	23	3,250
AMETEK, Inc.	17	2,927
Republic Services, Inc. — Class A	11	2,664
Dover Corp.	14	2,459
Westinghouse Air Brake Technologies Corp.	13	2,358
Ingersoll Rand, Inc.	29	2,321
Axon Enterprise, Inc.*	4	2,104
L3Harris Technologies, Inc.	10	2,093
Martin Marietta Materials, Inc.	4	1,912
Rockwell Automation, Inc.	7	1,809
Garmin Ltd.	8	1,737
Otis Worldwide Corp.	16	1,651
Keysight Technologies, Inc.*	10	1,498
Jabil, Inc.	11	1,497
Xylem, Inc.	12	1,433
Vulcan Materials Co.	6	1,400
Smurfit WestRock plc	31	1,397
Masco Corp.	20	1,391
Veralto Corp.	14	1,364
Fortive Corp.	17	1,244
Packaging Corporation of America	6	1,188
Mettler-Toledo International, Inc.*	1	1,181
Textron, Inc.	15	1,084
Expeditors International of Washington, Inc.	9	1,082
Ball Corp.	20	1,041
Builders FirstSource, Inc.*	6	750
J.B. Hunt Transport Services, Inc.	5	740
CH Robinson Worldwide, Inc.	7	717
Hubbell, Inc.	2	662
Jacobs Solutions, Inc.	5	604
Stanley Black & Decker, Inc.	7	538
Allegion plc	4	522
Pentair plc	5	438
Generac Holdings, Inc.*	3	380
Trimble, Inc.*	5	328
Total Industrial		224,916
Energy - 1.5%
Exxon Mobil Corp.	316	37,582
Chevron Corp.	119	19,907
ConocoPhillips	84	8,822
EOG Resources, Inc.	51	6,540
Williams Companies, Inc.	97	5,797
Kinder Morgan, Inc.	158	4,508
ONEOK, Inc.	40	3,969
Hess Corp.	22	3,514
Schlumberger N.V.	75	3,135
Phillips 66	25	3,087
Marathon Petroleum Corp.	20	2,914
Baker Hughes Co.	61	2,681
Targa Resources Corp.	12	2,405
Valero Energy Corp.	18	2,377
Equities Corp.	34	1,817
Diamondback Energy, Inc.	11	1,759
Occidental Petroleum Corp.	35	1,728
Texas Pacific Land Corp.	1	1,325
Halliburton Co.	38	964
Devon Energy Corp.	23	860
Coterra Energy, Inc. — Class A	27	780
First Solar, Inc.*	5	632
Enphase Energy, Inc.*	7	434
Total Energy		117,537
Utilities - 0.9%
NextEra Energy, Inc.	135	9,570
Duke Energy Corp.	70	8,538
Southern Co.	86	7,908
American Electric Power Company, Inc.	52	5,682
CMS Energy Corp.	59	4,432
Sempra	58	4,139
Constellation Energy Corp.	18	3,629
Dominion Energy, Inc.	58	3,252
Exelon Corp.	70	3,226
Entergy Corp.	32	2,736
Edison International	46	2,710
Xcel Energy, Inc.	32	2,265
Vistra Corp.	19	2,231
Public Service Enterprise Group, Inc.	27	2,222
Consolidated Edison, Inc.	20	2,212
WEC Energy Group, Inc.	20	2,180
American Water Works Company, Inc.	12	1,770
PG&E Corp.	87	1,495
Eversource Energy	20	1,242
NRG Energy, Inc.	11	1,050
DTE Energy Co.	6	830
Atmos Energy Corp.	5	773
FirstEnergy Corp.	10	404
CenterPoint Energy, Inc.	10	362
Ameren Corp.	2	201
PPL Corp.	4	144
Total Utilities		75,203
Basic Materials - 0.7%
Linde plc	35	16,297
Sherwin-Williams Co.	14	4,889
Ecolab, Inc.	18	4,563
Freeport-McMoRan, Inc.	113	4,278
Newmont Corp.	76	3,669
Air Products and Chemicals, Inc.	12	3,539
DuPont de Nemours, Inc.	31	2,315
International Paper Co.	35	1,867
Nucor Corp.	15	1,805
PPG Industries, Inc.	14	1,531
Dow, Inc.	39	1,362
International Flavors & Fragrances, Inc.	14	1,087
Steel Dynamics, Inc.	8	1,001
LyondellBasell Industries N.V. — Class A	14	986
Albemarle Corp.	11	792
CF Industries Holdings, Inc.	10	781
Eastman Chemical Co.	7	617
Mosaic Co.	15	405
Total Basic Materials		51,784
Total Common Stocks
(Cost $2,952,022)		3,113,858
CLOSED-END FUNDS - 33.2%**
Carlyle Alpinvest Private Markets Fund — Class I	59,488	845,320
Hamilton Lane Private Assets Fund	40,953	712,673
Variant Alternative Income Fund	16,161	432,151
Opportunistic Credit Interval Fund — Class I	36,141	414,896
Hamilton Lane Private Infrastructure Fund — Class I*	15,209	208,325
Total Closed-End Funds
(Cost $2,476,997)		2,613,365
BUSINESS DEVELOPMENT COMPANIES - 4.8%**
Golub Capital Private Credit Fund	15,096	378,160
Total Business Development Companies
(Cost $379,548)		378,160
PRIVATE REAL ESTATE INVESTMENT TRUSTS - 5.9%**
Blue Owl Real Estate Net Lease Trust	45,822	467,283
Total Private Real Estate Investment Trusts
(Cost $450,000)		467,283
MONEY MARKET FUND - 10.9%**
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 4.14%[1]	855,117	855,117
Total Money Market Fund
(Cost $855,117)		855,117
	Face Amount	Value
U.S. TREASURY BILLS - 6.3%
U.S. Treasury Bills
3.91% due 04/08/25[2]	$165,000	164,849
3.96% due 05/08/25[2]	165,000	164,289
4.05% due 06/05/25[2]	165,000	163,751
Total U.S. Treasury Bills
(Cost $492,952)		492,889
Total Investments - 100.7%
(Cost $7,606,636)		$ 7,920,672
Other Assets & Liabilities, net - 0.7%		(52,998)
Total Net Assets - 100.0%		$ 7,867,674

*	Non-income producing security.
**	A copy of each underlying unaffiliated fund's financial statements is available at the SEC's website at www.sec.gov.
†	Please see Note 5 in the Notes to Financial Statements for further details regarding the valuation policy of the Fund.
1	Rate indicated is the 7-day yield as of March 31, 2025.
2	Rate indicated is the effective yield at the time of purchase.
plc — Public Limited Company
REIT — Real Estate Investment Trust

 See accompanying Notes to Financial Statements

 Statement of Assets and Liabilities

As of March 31, 2025
ASSETS:
Investments, at value (cost $7,606,636)	$7,920,672
Cash	11
Contributions made in advance	100,000
Receivables:
Dividends	1,618
Fund shares sold	200
Total assets	8,022,501

LIABILITIES:
Payable for:
Investments purchased	$150,000
Investment advisory fees	4,825
Servicing fees - Investor Class	2
Total liabilities	154,827
NET ASSETS	$7,867,674

NET ASSETS CONSIST OF:
Paid-in capital	$7,564,235
Total distributable earnings (loss)	303,439
NET ASSETS	$7,867,674
Founder Class:
Net assets	$7,856,170
Shares of beneficial interest outstanding (unlimited amount authorized)	726,186
Net asset value per share	$10.82
Investor Class:
Net assets	$11,504
Shares of beneficial interest outstanding (unlimited amount authorized)	1,065
Net asset value per share	$10.80

 See accompanying Notes to Financial Statements

Statement of Operations

Year Ended March 31, 2025
INVESTMENT INCOME:
Dividends	$114,807
Interest	47,801
Total investment income	162,608

EXPENSES:
Investment advisory fees	42,570
Servicing fees - Investor Class	4
Total expenses	42,574
Net investment income	120,034

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(28,802)
Net change in unrealized appreciation (depreciation) on:
Investments	279,536
Net realized and unrealized gain	250,734
Net increase in net assets resulting from operations	$370,768

 See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended March 31, 2025	Period from March 5, 2024(a) to March 31, 2024

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$120,034	$48
Net realized gain (loss) on investments	(28,802)	830
Net change in unrealized appreciation (depreciation) on investments	279,536	34,500
Net increase in net assets resulting from operations	370,768	35,378

DISTRIBUTIONS TO SHAREHOLDERS:
Founder Class	(102,691)	—
Investor Class	(16)	—
Total distributions to shareholders	(102,707)	—

SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares
Founder Class	4,367,489	2,983,565
Investor Class	21,115	—
Distributions reinvested
Founder Class	102,691	—
Investor Class	16	—
Cost of shares redeemed
Founder Class	(1,103)	—
Investor Class	(9,538)	—
Net increase from shareholder transactions	4,480,670	2,983,565
Net increase in net assets	4,748,731	3,018,943

NET ASSETS:
Beginning of period	3,118,943	100,000
End of period	$7,867,674	$3,118,943

(a)	Commencement of operations

 See accompanying Notes to Financial Statements

Financial Highlights

Founder Class	Year Ended March 31, 2025	Period Ended March 31, 2024(a)
Per Share Data:
Net asset value, beginning of period	$10.21	$10.00
Income from investment operations:
Net investment income(b)	0.23	— (c)
Net gain (loss) on investments (realized and unrealized)	0.55	0.21
Total from investment operations	0.78	0.21
Less distributions from:
Net investment income	(0.17)	—
Total distributions to shareholders	(0.17)	—
Net asset value, end of period	$10.82	$10.21
Total Return(d)
Net asset value	7.67%	2.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,856	$3,119
Ratio to average net assets of:
Net investment income(e)	2.12%	0.04%
Total expenses(e)	0.75%	0.75%
Portfolio turnover rate	5%	2%

 See accompanying Notes to Financial Statements

Investor Class	Period Ended March 31, 2025(f)
Per Share Data:
Net asset value, beginning of period	$10.99
Income from investment operations:
Net investment income(b)	0.03
Net gain (loss) on investments (realized and unrealized)	(0.05	) (g)
Total from investment operations	(0.02)
Less distributions from:
Net investment income	(0.17)
Total distributions to shareholders	(0.17)
Net asset value, end of period	$10.80
Total Return(d)
Net asset value	(0.16)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$12
Ratio to average net assets of:
Net investment income(e)	1.00%
Total expenses(e)	1.00%
Portfolio turnover rate	5%

(a)	Since commencement of operations: March 5, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Less than $0.01 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Since commencement of operations: December 18, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(g)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended March 31, 2025 does not accord with the amount in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

 See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Registration

Institutional Investment Strategy Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on January 3, 2023, and commenced investment operations on March 5, 2024.

The Fund engages in a continuous offering of two classes of shares of beneficial interest of the Fund: Investor Class and Founder Class (previously referred to as Class I). All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Note 2 — Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

(a) Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Rule"), the Fund’s Board of Trustees (the “Board”) has designated the Adviser, as defined in Note 3, as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser’s fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures. The Adviser provides fair valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Adviser performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Rule. At least annually, the Adviser directs (or assists) the Fund's Principal Financial Officer to assess the material risks associated with the determination of the fair value of the Fund’s investments, including a review of any material conflicts of interest and an assessment by the Adviser’s management of such material risks. The Adviser reviews and approves a final risk assessment annually.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

Money market funds, closed-end investment companies, and business development companies ("BDCs") are valued at the most recently published net asset value per share ("NAV") of the underlying fund.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Securities representing an interest in another pooled investment vehicle (each, an “Underlying Private Fund”) will initially be assessed at the value provided by that Underlying Private Fund or its manager (each, an “Underlying Manager”). To arrive at the fair value of investments in Underlying Private Funds, the Adviser receives monthly or quarterly capital account statements from the Underlying Private Funds. Upon receipt of these statements, the Adviser determines whether the account statements are based on the fair value of underlying investments. In making such determination, the Adviser reviews and evaluates the valuation policies and procedures of the entity providing the statement. If necessary, the Adviser adjusts the account statements for underlying investments not held at fair value or to bring the fair value estimate in phase with the Adviser reporting date.

If market quotations are not readily available, securities are valued at fair value as set forth below. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. In determining the fair value of a security for which there are no readily available market quotations, the Valuation Designee may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

(b) Use of Estimates
The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates are appropriate; however, actual results may differ from those estimates.

(c) Cash Equivalents and Short-Term Debt Securities
For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts.

(d) Mortgage-Backed Securities
The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBS”), stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

(e) When-Issued and Forward Commitment Securities
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.

(f) Business Development Companies
The Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs”). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance.

(g) Foreign Taxation
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. It is not generally expected that the Fund will be eligible to make this election.

(h) Security Transactions and Investment Income and Realized Gain and Loss
Investment security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on an accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(i) Distributions to Shareholders
The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made annually and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

(j) Indemnification
The Fund indemnifies its officers and Board for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(k) Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s statement of assets and liabilities.

(l) Contributions Made in Advance
Contributions made in advance represent amounts paid to closed end funds and BDCs for an investment in their respective companies with an effective date after March 31, 2025.

Note 3 — Investment Advisory Fees

Pursuant to an Investment Advisory Agreement between the Fund and the Buena Capital Advisors, LLC (the "Adviser"), the Adviser, among other things, manages the investment and reinvestment of the Fund’s assets; executes and delivers all documents relating to the investments of the Fund and the placing of orders for purchases and sales of portfolio investments; and reviews, supervises, and administers the Fund’s investments consistent with the Fund’s objectives and strategies. In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a base management fee. The base management fee (the "Advisory Fee") is calculated daily and payable monthly in arrears at the annual rate of 0.75% of the Fund’s average daily net assets during such period. For the fiscal year ended March 31, 2025, the Adviser earned $42,570.

The Adviser agrees to pay all expenses incurred by the Fund except for the Advisory Fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, shareholder servicing fees, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser shall be responsible for all reasonable costs and expenses associated with any special meetings of the Fund or shareholders convened for the primary benefit of the Adviser (the legal fees associated with preparing a proxy statement and associated mailing and solicitations costs).

Pursuant to a Sub-Advisory Agreement between the Adviser and Rhumbline Advisers, LP (the “Sub-Adviser”), the Sub-Adviser under the supervision of the Board and the Adviser, provides a continuous investment program for a designated portion of the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel. As compensation for its services, the Adviser pays the Sub-Adviser a fee, in an annual amount equal to 0.04% of the Fund’s average daily net assets during such period, with a minimum of $15,000 annually. The Sub-Adviser’s fee is paid from the Advisory Fee and not by the Fund.

Note 4 — Agreements

Fund Administrator, Fund Accountant and Transfer Agent and Expenses
MUFG Investor Services (US), LLC (“MUIS”) serves as Fund Administrator, Fund Accountant and Transfer Agent for the Fund pursuant to a Services Agreement with the Fund.

In its role as Fund Administrator and the Fund Accountant, MUIS is responsible for maintaining the books and records of the Fund’s securities. As Transfer Agent, MUIS responsible for maintaining all shareholder records of the Fund. For providing these services, MUIS is entitled to receive a monthly fee and out of pocket expenses. The amounts owed to MUIS under the Services Agreement are paid from the Advisory Fee.

Custody Fees and Expenses
Fifth Third Bank (“FTB”) serves as the custodian for the securities and cash of the Fund’s portfolio pursuant to a custody agreement with the Fund. FTB holds the Fund’s assets in safekeeping and maintains all necessary records and documents relating to its duties and receives customary fees, paid by the Adviser, for such services.

Investor Class Shares
Investor Class shares are sold at the prevailing NAV per shares and are not subject to any upfront sales charge. Investor Class shares are not subject to a distribution fee, but are subject to a 0.25% shareholder servicing fee and a 2.00% redemption fee on shares held less than 12 months. Investor Class shares require a minimum investment of $1,000. The Fund or the Adviser may waive the minimum investment at either’s discretion.
The Fund has adopted a “Shareholder Services Plan” with respect to its Investor Class shares under which the Fund pays a fee for ongoing shareholder services for the Investor Class. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services that may be reasonably requested.
Note 5 — Fair Value Measurement

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures, (“ASC 820”) for measuring the fair value of portfolio investments. Fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date that the Fund has the ability to access.

Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Routine fair valuations are intended to reflect fair valuations that are determined from the application of a consistent methodology in specific situations with observable inputs. Non-routine fair valuations include all other fair value situations. In a non-routine fair value situation, the Valuation Designee will e-mail the Administrator and other applicable Fund Officers the value to be used along with all relevant information that was used in determining such fair valuation.

A meaningful input in the Fund's Valuation Procedures will be the valuations provided by the private fund managers. Specifically, the value of the Fund's investment in private funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the private fund in accordance with the private fund's own valuation policies. Generally, private fund managers value investments of their private funds at their market price if market quotations are readily available. In the absence of observable market prices, private fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by private fund managers is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The Adviser will review the appropriateness and accuracy of the aforementioned valuation methodologies at least annually and make any necessary adjustments and amendments to this policy.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

 The following table summarizes the inputs used to value the Fund's investments at March 31, 2025:

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV	Total
Common Stocks	$3,113,858	$––	$––	$––	$3,113,858
Closed-End Funds	2,613,365	—	—	—	2,613,365
Business Development Companies(a)	—	—	—	378,160	378,160
Private Real Estate Investment Trusts	—	467,283	—	—	467,283
Money Market Fund	855,117	—	—	—	855,117
U.S. Treasury Bills	—	492,889	—	—	492,889
Total Assets	$6,582,340	$960,172	$––	$378,160	$7,920,672

(a) In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments and Statement of Assets and Liabilities.

Note 6 — Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code, applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2025, the Fund did not incur any interest or penalties.

The tax character of distributions paid during the year ended March 31, 2025 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$ 102,695	$ 12	$ 102,707

There were no distributions paid during the period ended March 31, 2024.

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2025 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$ 18,194	$ -	$ 313,525	$ (28,280)	$ 303,439

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2025, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$ (28,280)	$ -	$ (28,280)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and losses deferred due to wash sales. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of March 31, 2025 for permanent book/tax differences.

At March 31, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$ 7,607,147	$ 487,667	$ (174,142)	$ 313,525

Note 7 — Securities Transactions

For the year ended March 31, 2025, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$4,896,324	$237,548

There were no purchases or sales of U.S. Government securities during the year ended March 31, 2025.

Note 8 — Capital Shares of Beneficial Interest

The Fund has an unlimited amount of shares of beneficial interest, no par value, authorized and 727,251 shares issued and outstanding. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2025		Period Ended March 31, 2024
	Founder	Investor	Founder
Beginning shares	305,359	—	10,000
Shares issued	411,538	1,935	295,359
Shares reinvested	9,395	1	—
Shares redeemed	(106)	(871)	—
Ending shares	726,186	1,065	305,359

Note 9 — Repurchase Offers

In order to provide liquidity to shareholders, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (between 21 to 42 days following the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund) or the next business day if the 14th day is not a business day.

For the year ended March 31, 2025, the Fund completed one quarterly repurchase offer. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

Founders Class Repurchase Offer
Commencement Date	June 28, 2024
Repurchase Request Deadline	July 29, 2024
Repurchase Pricing Date	July 29, 2024

Net Asset Value As of Repurchase Offer Date:	$10.43
Amount Repurchased:	$1,043
Total Number of Shares Tendered:	100
Percentage of Shares Tendered that were Repurchased:	0.02%

There were no repurchases during the year in the Investors Class. The redemptions shown on the Statements of Changes in Net Assets are exchanges between the Investor and Founder classes.

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Note 10 –– Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act, as amended. As of March 31, 2025, Wenwen McElhoe (Wendy Li) (principal of the Adviser and Chief Investment Officer of the Fund) owned approximately 26% of the oustanding shares of the Fund.

Note 11 — Operating Segments
The Fund has adopted the FASB ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures.  The update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.
The Fund operates as a single operating segment, which is an investment portfolio.  The Fund’s Portfolio Manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy.  The CODM uses these measures to assess fund performance and allocate resources effectively.
Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to the financial statements.  The Fund’s portfolio holdings provide details of the Fund’s investments that generate returns such as interest, dividends and realized and unrealized gains or losses.  Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
Note 12 — Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board Trustees of
Institutional Investment Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Institutional Investment Strategy Fund (the “Fund”), as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period March 5, 2024 (commencement of operations) through March 31, 2024, the financial highlights for the periods presented below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period March 5, 2024 through March 31, 2024, and the financial highlights for the periods presented below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Founder Class	For the year ended March 31, 2025 and for the period from March 5, 2024 (commencement of operations) through March 31, 2024
Investor Class	For the period from December 18, 2024 (commencement of operations) through March 31, 2025

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, brokers, and other appropriate parties; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2025

Other Information (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2026, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2025.

The Fund's investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2025, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2025, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.  See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
20.92%	20.69%	9.53%	0.82%

With respect to the taxable year ended March 31, 2025, the Fund hereby designates $12 as capital gain dividends, or, if subsequently determined to be different, the net capital gain of such year.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund generally classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ending June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (800) 535-7096 or on the SEC’s web site at www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is also available upon request by calling 1-800-535-7096.

Information on Trustees and Executive Officers

Name and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by the Trustee During the Last 5 Years
INDEPENDENT TRUSTEES
Brian O’Neil (1952)	Lead Independent Trustee and Audit Committee Chair	Retired; Chief Investment Officer, Robert Wood Johnson Foundation (philanthropic organization focused on health) (2003-2023)	1	None
Bharath Potti (1987)	Independent Trustee	Corporate Development Manager, Fender Musical Instruments Corporation (2021-present); Associate Director, AT&T (2017-2021)	1	None
Ross Weiner (1971)	Independent Trustee	Founder, Partner and General Counsel, AXOM Partners (advisory firm) (2023-2025); Chief Operating Officer and General Counsel, CODE Advisors (advisory firm) (2022-2023); Chief Administrator Officer and General Counsel, Explorer Acquisitions (SPAC platform) (2021-2022); Partner and General Counsel, Qatalyst Partners (advisory firm) (2012-2021)	1	None
INTERESTED TRUSTEE
Wenwen McElhoe (Wendy Li) (1984)	Interested Trustee	President and Chief Investment Officer, Buena Capital Advisors (2023-present); Managing Director, Mother Cabrini Health Foundation (2019-2023)	1	None
OFFICERS
Arash Ghodoosi (1986)	President and Secretary	Chief Executive Officer, Buena Capital Advisors (2023-present); Founder and Chief Executive Officer, Spulse (market tracking application) (2019-2023)	N/A	N/A
Matthew Pauker (1981)	Treasurer	Chairman, Buena Capital Advisors (2023-present); Co-Founder, Picket Homes (2018-present); General Partner, Cleo Capital (2021-2022)	N/A	N/A
Peter Guarino (1958)	Chief Compliance Officer	Founder and President, Compliance4, LLC (2008-present)	N/A	N/A

Additional information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-535-7096 or by emailing support@ivyinvest.co.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Brian O'Neil is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

Fee Category	Fiscal Year 2025 Fees	Fiscal Year 2024 Fees
Audit Fee	$24,500	$24,500
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for each of the last two fiscal years, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2025 Fees	Fiscal Year 2024 Fees
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

	Fiscal Year 2025 Fees	Fiscal Year 2024 Fees
Registrant	$0	$0
Registrant's Investment Adviser	$0	$0

During the last two fiscal years, there have been no non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the audit committee of the board of trustees to consider whether they were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's board of trustees has adopted the Proxy Voting Policy of Buena Capital Advisors, LLC ("Adviser"), the registrant’s investment adviser and the Proxy Voting Policy of Rhumbline Advisers LP ("Sub-Adviser") as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the registrant’s board of trustees, the registrant has delegated responsibility to the Adviser and Sub-Adviser to vote any proxies the registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or reslutions relating to the registrant in a manner that serves the best interests of the registrant with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

These policies and procedures apply only to the Adviser.

Adviser’s Proxy Voting Policy

The Adviser, as a matter of policy and as a fiduciary to the Fund, permits the Fund to delegate proxy voting authority to the Adviser, consistent with the best economic interests of the Fund. All Fund proxies received by the Adviser are voted in accordance with the Adviser’s Proxy Voting Guidelines, as described below.

As part of its fiduciary duties to the registrant, the Adviser will vote proxies. With respect to each proxy proposal, the Adviser will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, the Adviser will vote proxies in accordance with management’s recommendations. However, in situations where the Adviser believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s shareholders, the Adviser will not vote with management.

For each proxy, the Adviser also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of the Adviser in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to the Adviser’s chief compliance officer for further guidance. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the Fund. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the registrant. The Adviser retains final authority and fiduciary responsibility for proxy voting.

Sub-Adviser's Proxy Voting Policy

The Sub-Adviser is generally authorized by the Adviser to vote proxies for the securities held by the Fund. The Sub-Adviser is required to vote proxies in accord with its own policies and procedures and the investment management agreement between the Adviser and Sub-Adviser.

To assist with proxy voting, the Sub-Adviser has engaged Institutional Shareholder Services Inc. (ISS), a registered investment adviser that specializes in the provision of proxy research, vote recommendations and related governance research services. The Sub-Adviser has delegated to ISS the authority to vote its proxies consistent with predetermined ISS voting policies. The Sub-Adviser’s client portfolios will be voted according to the ISS U.S. Corporate Governance Policy unless otherwise directed by the Adviser or referred by ISS.

The Sub-Adviser may have a conflict of interest related to voting certain securities of publicly held companies to which it provides investment advisory services. By maintaining the above-described proxy voting process through ISS, the votes are made based on overall predetermined voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest. In the event that ISS does not provide a recommendation due to a conflict in voting, the chief compliance officer (CCO), or the CCO's designee, may consult the Sub-Adviser’s chief investment officer, or if necessary, ask for a recommendation. Documentation of any voting decisions will be maintained by the CCO.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Wenwen McElhoe (Wendy Li)	Trustee, President and Chief Investment Officer	Managing Director, Mother Cabrini Health Foundation (2019-2023)

The Portfolio Manager is not responsible for the day-to-day management of the portfolio of any other account.

Wenwen McElhoe has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Adviser based on the Adviser’s financial performance, such as its overall revenues and profitability. Ms. McElhoe’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Adviser impacts the Adviser’s financial performance.

As of March 31, 2025, the Portfolio Manager beneficially owned over $1,000,000 of shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

 (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(3) Certifications pursuant to Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Arash Ghodoosi
Arash Ghodoosi, President
(Principal Executive Officer)
Date	June 2, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Arash Ghodoosi
Arash Ghodoosi, President
(Principal Executive Officer)
Date	June 2, 2025

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Matthew Pauker
Matthew Pauker, Treasurer
(Principal Financial Officer)
Date	June 2, 2025